EXHIBIT 24(a)



                       Power of Attorney


      KNOW  ALL  MEN  BY  THESE PRESENTS,  that  the  undersigned

Principal   Executive  Officer,  Principal   Financial   Officer,

Principal  Accounting  Officer,  officers  and/or  directors   of

UniSource  Energy  Corporation,  an  Arizona  corporation,  which corporation  proposes  to file with the Securities  and  Exchange

Commission  an  Annual Report on Form 10-K  for  the  year  ended

December 31, 1998, under the Securities Exchange Act of 1934,  as amended,  does  each for himself and not for one another,  hereby constitute and appoint Ira R. Adler, Dennis R. Nelson  and  Karen

G.  Kissinger and each of them, his true and lawful attorneys, in his  name,  place  and stead, to sign his name to  said  proposed

Annual  Report  on Form 10-K and any and all amendments  thereto,

and  to  cause  the  same  to be filed with  the  Securities  and

Exchange  Commission,  it  being intended  to  grant  and  hereby granting  to  said attorneys, and each of them,  full  power  and authority  to  do  and  perform any act and thing  necessary  and proper to be done in the premises as fully and to all intents and purposes  as the undersigned could do if personally present;  and each  of the undersigned for himself hereby ratifies and confirms all that said attorneys, or any one of them, shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set their hand as of the 31st day of March, 1999.


/s/ James S. Pignatelli            /s/ Larry W. Bickle
_____________________________      _____________________________
James S. Pignatelli                Larry W. Bickle, Director
Principal Executive Officer
and Chairman of the Board of
Directors                          /s/ Elizabeth T. Bilby
                                   _____________________________
                                   Elizabeth T. Bilby, Director
/s/ Ira R. Adler
_____________________________
Ira R. Adler                       /s/ Harold W. Burlingame
Principal Financial Officer        _____________________________
and Director                       Harold W. Burlingame, Director


/s/ Karen G. Kissinger             /s/ Jose L. Canchola
_____________________________      _____________________________
Karen G. Kissinger                 Jose L. Canchola, Director
Principal Accounting Officer

                                   /s/ John L. Carter
                                   _____________________________
                                   John L. Carter, Director


                                   /s/ Daniel W. Fessler
                                   _____________________________
                                   Daniel W. Fessler, Director


                                   /s/ John A. Jeter
                                   _____________________________
                                   John A. Jeter, Director


                                   /s/ R. B. O'Rielly
                                   _____________________________
                                   R. B. O'Rielly, Director


                                   /s/ Martha R. Seger
                                   _____________________________
                                   Martha R. Seger, Director


                                   /s/ H. Wilson Sundt
                                   _____________________________
                                   H. Wilson Sundt, Director